UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-23822

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Antetokounmpo Sustainable Equities Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr.,
Global Chief Investment Officer
Calamos Antetokounmpo Asset Management LLC
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	December 31, 2023

DATE OF REPORTING PERIOD:	January 1, 2023 through December 31, 2023

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Calamos Antetokounmpo Sustainable Equities Fund

ANNUAL REPORT DECEMBER 31, 2023

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Calamos Antetokounmpo Sustainable Equities Fund

A Mutual Fund for a Brighter Future

Calamos Antetokounmpo Sustainable Equities Fund provides the opportunity to invest in what we deem are high-quality growth companies, primarily in the US, that we believe contribute to a more sustainable world and improved conditions for humankind.

Fund Overview

The Fund employs an integrated, fundamental and proprietary sustainable process to evaluate and select what we deem are high-quality US growth opportunities across market capitalizations.

Key Features

•  Seeking a better way to invest

We invest in high-quality companies that have strong financial metrics and seek to address nonfinancial risks related to governance, ecological impact and human development.

•  Drawing on an authentic heritage

The Fund is managed by the Calamos Sustainable Equities Team, which established and maintains one of the longest running sustainable processes in the United States, consistently applied for more than 25 years. This background provides Co-Portfolio Managers James Madden and Anthony Tursich and Associate Portfolio Manager Beth Williamson with a depth of perspective on sustainable investing.

•  Seeking positive long-term societal and investment returns

We invest in companies that we believe are realizing positive social and environmental benefits across market cycles. Calamos Antetokounmpo Asset Management LLC seeks to donate a portion of its profits to charity.

Portfolio Fit

The Fund can serve as a US equity allocation for investors seeking above-average returns with potentially lower volatility from a portfolio of high-quality sustainability-principled companies offering enhanced prospects for growth.

Calamos Antetokounmpo Asset Management LLC ("CGAM") serves as the Fund's adviser ("Adviser"). CGAM is jointly owned by Calamos Advisors LLC and Original C Fund, LLC, an entity whose voting rights are wholly owned by Original PE, LLC which, in turn, is wholly owned by Giannis Sina Ugo Antetokounmpo.

Mr. Antetokounmpo serves on the Adviser's Board of Directors and has indirect control of half of the Adviser's Board.

Mr. Antetokounmpo is not a portfolio manager of the Fund and will not be involved in the day-to-day management of the Fund's investments, and neither Original C nor Mr. Antetokounmpo shall provide any "investment advice" to the Fund. Mr. Antetokounmpo provided input in selecting the initial strategy for the Fund.

Mr. Antetokounmpo will be involved with marketing efforts on behalf of the Adviser.

If Mr. Antetokounmpo is no longer involved with the Fund or the Adviser then "Antetokounmpo" will be removed from the name of the Fund and the Adviser. Further, shareholders would be notified of any change in the name of the Fund or its strategy. The Adviser is jointly owned and controlled by Calamos Advisors LLC and, indirectly, by Mr. Antetokounmpo, a well-known professional athlete. Unanticipated events, including, without limitation, death, adverse reputational events or business disputes, could result in Mr. Antetokounmpo no longer being associated or involved with the Adviser. Any such event could adversely impact the Fund and result in shareholders experiencing substantial losses.

TABLE OF CONTENTS

Letter to Shareholders	1
Investment Team Discussion	3
Expense Overview	7
Schedule of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statement of Changes In Net Assets	12
Notes to Financial Statements	13
Financial Highlights	19
Report of Independent Registered Public Accounting Firm	23
Trustees and Officers	24
Tax Information	27

Letter to Shareholders

JOHN P. CALAMOS, SR.

Global Chief Investment Officer

Dear Shareholder,

Welcome to your annual shareholder report for the Calamos Antetokounmpo Sustainable Equities Fund. This report discusses the period from the Fund's inception on February 3, 2023, through December 31, 2023. In this report, you will find commentary about the performance and positioning of the Fund, as well as a listing of portfolio holdings and financial statements and highlights.

Market Review

The reporting period was notable for the many ups and downs in the stock market, which included several leadership rotations, along with double-digit total return selloffs and rallies. Throughout much of the reporting period, the stock market's overall gains were fueled by a handful of mega-cap technology-oriented stocks, although market leadership broadened during the final months of the period.

The roller-coaster ride reflected investors' shifting views on Federal Reserve policy, inflation, and the health of the US economy. Investors also responded to a variety of events, including the failures of Silicon Valley Bank and Signature Bank in the US as well as Credit Suisse overseas, an autoworkers strike, and contentious debt ceiling negotiations in a polarized US Congress. Emerging secular themes, most notably advances in artificial intelligence and weight loss drugs, disrupted the markets as investors considered which companies and industries were positioned to win or lose.

As autumn approached, the mood in the market was turning gloomy as investors grappled with the prospect of higher-for-longer interest rates and inflation that was still elevated despite some declines. Although the Federal Reserve paused its rate tightening in September, the central bank dashed hopes of imminent rate cuts by reinforcing prior guidance that rates would be higher for longer. The yield of the US 10-Year Treasury Bond reached multi-decade highs while the onset of the Israel–Hamas war intensified geopolitical uncertainty.

The tide turned dramatically during the final months of the year. In late October, moderating economic and inflation data and a continued Fed pause set stocks on an upward trajectory. The markets cheered even more loudly in December when the Fed indicated it would not be unreasonable to expect multiple rate cuts in 2024, a stark departure from its previous stance.

Outlook

With new and exciting innovations and disruptions always underway, slow but continued economic growth, and the potential for more accommodative policy

www.calamos.com

Letter to Shareholders

ABOUT THE FUND

Calamos Antetokounmpo Sustainable Equities Fund follows a time-tested, fundamentally driven, proprietary process to seek to identify high-quality growth-oriented companies positioned to benefit from durable secular tailwinds relating to governance, ecological impact and human development.

Managing risk is key to long-term returns, and we believe the Fund has many advantages in that regard. The Fund's team considers not only traditional financial indicators but also nonfinancial indicators, such as sustainability factors, which we believe can have significant impacts on a company's growth prospects and financial performance. Additionally, the Fund's team delivers an authentic heritage in sustainable investing, with pioneering experience that extends back to the 1990s.

In addition to investing in companies that, in our opinion, are realizing positive social and environmental benefits across market cycles, the Fund is part of a broader partnership between Calamos Investments and Giannis Antetokounmpo that has committed to donating a portion of its profits to charity.

from the Fed, we see tailwinds for the quality growth companies we emphasize in the Fund. In contrast to 2023 when a handful of names dominated the market for much of the year, we expect market leadership will continue broadening to include a wider array of companies, including innovators aligned with global sustainability themes.

After the recent period of robust gains in the stock market, it would be normal to see more measured performance in 2024. Our team expects saw-toothed and volatile markets to continue; markets hate uncertainty, and there's plenty on the horizon. The impact of higher rates will take time to work through economies. Additionally, although the markets are increasingly pricing in rate cuts, there are no guarantees, and we've seen asset prices shift dramatically as prevailing outlooks for monetary policy change. We also expect geopolitical and political unknowns to contribute to market choppiness.

Individual security selection that rewards quality fundamentals, the identification of growth themes, and risk management will be extremely important in 2024. Our team sees the sweeping goals of COP28 as just one of the many clear signals that powerful growth themes will reflect the global push toward sustainability. Against that backdrop, we believe your portfolio will be well positioned.

Thank You

All of us at Calamos Investments thank you for your trust. We are honored you have chosen Calamos Antetokounmpo Sustainable Equities Fund to help you achieve your investment goals. For more concerning our team's approach to sustainable investing, I invite you to visit our website, www.calamos.com.

Sincerely,

John P. Calamos, Sr.
Global Chief Investment Officer

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms. The S&P 500 Index is an unmanaged, market-capitalization weighted index generally considered representative of the US stock market. From February 3, 2023, through December 31, 2023, the S&P 500 Index returned 18.82% and the S&P 500 Equal Weighted Index returned 6.04%. Source: Morningstar. Past performance is no guarantee of future results. Data shown for full monthly periods.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing. Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Investment Team Discussion (Unaudited)

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the period from Fund inception on February 3, 2023, through December 31, 2023, Calamos Antetokounmpo Sustainable Equities Fund posted a return of 10.21% (Class I Shares at net asset value) versus a return of 18.82% for the S&P 500 Index. The Fund lagged the market-cap-weighted benchmark but handily outperformed an equally weighted basket of S&P 500 stocks, which gained 6.04% for the same period.

What factors influenced performance during the reporting period?

The Fund commenced operations on February 3, 2023, capturing approximately 11 months of the calendar year. The annual period was quite a roller coaster, starting amid a record pace of interest rate hikes and ending with the Fed suggesting that proactive cuts may be on the table. The market rotated quickly around narratives of Fed policy and questions of a hard or soft landing. While the economy continued to show surprising momentum, fears of an overly aggressive Federal Reserve and worries of a "higher for longer Fed" dominated financial headlines. In March, the sudden and unexpected collapse of Silicon Valley Bank caught markets off guard, and fears quickly spread globally, resulting in Credit Suisse's failure in Switzerland. Interest-rate-hike expectations were quickly replaced by fears of tighter lending standards and a broad collapse in market liquidity. Interest rates fell as markets anticipated a Fed rescue (after all, in 2008, the Fed increased liquidity and lowered rates to unprecedented levels). Banks quickly joined energy as market underperformers. Investors gravitated toward mega-cap companies with reliable growth profiles and fully funded capital needs, and they notably favored AI and tech-related ones. The Fed took a pause from interest rate hikes in their June, September, October, and December meetings. Inflation proved to be sticky but began to decline in the second half of the year. Markets rallied strongly in the fourth quarter on the belief that rate hikes were over, and received a further boost in late December when Chairman Powell spoke of possible interest rate cuts.

The large-cap rally was led by the "Magnificent Seven," a group of AI and tech-related names that gained 107% for the calendar year. These seven stocks (Apple, Microsoft, Amazon, Nvidia, Alphabet, Tesla, and Meta) accounted for 60% of the S&P 500 Index's performance for the year. While the S&P 500 Index was up 17.09% for the reporting period (+26.29% for the calendar year), the Equal Weighted S&P 500 Index returned only 5.03% for the reporting period (+13.87% for the calendar year). The differential between those two benchmarks for the calendar year was the biggest since the 1998 tech/dot-com market. The S&P 500 Index approached new highs as of year-end. As measured by the Russell 2000 Index, small-cap stocks only gained 2.85% during the reporting period, and small caps finished the year about 17% lower than previous highs.

SECTOR WEIGHTINGS

Information Technology	28.9%
Industrials	13.4
Health Care	13.0
Financials	10.9
Consumer Discretionary	9.9
Communication Services	6.4
Consumer Staples	6.1
Real Estate	3.3
Materials	3.2
Utilities	2.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

FUND NASDAQ SYMBOLS

A Shares	SROAX
C Shares	SROCX
I Shares	SROIX
R6 Shares	SRORX

FUND CUSIP NUMBERS

A Shares	12811	U107
C Shares	12811	U206
I Shares	12811	U305
R6 Shares	12811	U404

www.calamos.com

Investment Team Discussion (Unaudited)

Within the S&P 500 Index for the reporting period, the big winners were traditional growth sectors that held many of the Magnificent Seven names, such as information technology (+38%), communication services (+28%), and consumer discretionary (+21%), outpacing the overall index. Industrials (+12%), financials (+4%), materials (+4%), health care (+4%), consumer staples (+1%), and real estate (+0.06%) all delivered positive returns, while energy (-0.4%) and utilities (-4%) declined for the year.

From an absolute performance perspective, the Fund benefited most from holdings in information technology and industrials, while real estate holdings and consumer discretionary names detracted from absolute performance.

Much of the relative underperformance can be attributed to the Fund's collective underweight to the Magnificent Seven names that largely carried the S&P 500 Index's performance for the period. The Fund did own Microsoft, Apple, Alphabet, and Nvidia, but did not own Amazon, Tesla, nor Meta. The Fund held a slight overweight to Alphabet, but in aggregate, the Fund was underweight to the Magnificent Seven by approximately 10% of assets relative to the S&P 500 Index, for reasons such as diversification as well as fundamental and sustainability profiles. The underweight to this handful of names accounted for more than half of the Fund's relative underperformance for the period.

Relative to the S&P 500 Index, the Fund's sector positioning had broadly no impact on relative performance. Avoiding energy was a positive for the period as the energy sector struggled, and an underweight to financials was also additive. Conversely, an overweight to materials and an underweight to communication services were slight drags on relative performance. Individual security selection was shown to be the main culprit to relative underperformance, given that the narrow band of mega-cap, AI and tech-related businesses dominated market performance. Selection within information technology and consumer discretionary were the biggest laggards, while materials selection and nonparticipation in energy were the biggest relative contributors.

As a side note, the Fund has not held names in the energy sector due to sustainability profiles of these businesses. While there are many new entries in "clean energy", many of these are still in the very early stage and don't fit our approach as a business with healthy balance sheets and high quality. That said, we do invest in other sectors that can benefit from improvements to the sustainability profile and needs for improved energy efficiency, such as industrials and materials businesses.

How is the Fund positioned?

The prospect for further outperformance in big-cap tech is becoming less likely, given extended valuations and continued central bank hiking in developing markets. We believe that broader exposure to other economic sectors will pay off. As such, Calamos Antetokounmpo Sustainable Equities Fund is overweight quality stocks with reasonable valuations in the industrials, materials, and healthcare sectors. Quality, more broadly, should hold up given that interest rates are not likely to go down soon, global economic growth isn't rebounding, and 2023 earnings are flattish. After several months of investor complacency, the "risk" part of the risk-and-return equation will likely matter in coming quarters. The Fund is positioned accordingly.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Investment Team Discussion (Unaudited)

We position the portfolio to provide a core allocation to quality growth companies that can thrive as the global economy evolves. Even if we cannot predict with certainty how economic and market conditions will unfold in 2024, we believe investors will be best served over the long term by a diversified portfolio of industry leaders with strong operating fundamentals and reasonable valuations. We view this as the optimal formula to attain desirable risk-adjusted returns over time. Accordingly, we are committed to managing with a time-tested integrated approach that uses traditional financial and alternative data to make better investment decisions.

Sustainable criteria are one key set of this alternative data. Investors should take the resolution of COP28 as a clear indication of how important sustainability has become and how important it will be going forward. Declarations and pledges by 130 countries to double energy efficiency by 2030 are deliberate and present investment risks for some companies and industries but exciting opportunities for others. The portfolio includes a broad array of quality growth companies at the forefront of innovation. Regardless of whether countries can meet their Paris Climate goals, we believe companies purposefully moving to become more resource- and energy-efficient in their operations, products, and services are positioned to win.

What closing thoughts do you have for Fund shareholders?

The Federal Reserve may be done with rate hikes, but higher rates may not be done with us. The impact of higher rates has only begun to take hold. It can take up to 24 months for a change in interest rates to be fully reflected in the economy. Consumers and businesses are beginning to feel the pinch of higher rates. Whether the US economy and corporate earnings can withstand the lagged effects of monetary tightening next year is unclear. As always, we shall see.

The worst decisions are made during the best of times. Over the past decade, we've seen a secular bull market during which investors often made more by dipping further down in quality. Can this continue? Data suggests it is unlikely. If returns are to stay at the current level, it will take even more multiple expansion and even faster earnings growth. Going forward, good risk management will likely be better compensated than brazen risk-taking. Because the past 10 years are unlikely to be repeated, we believe diversification will pay off as investors return their focus to fundamentals and valuations.

www.calamos.com

Investment Team Discussion (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (2/3/23) THROUGH 12/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 12/31/23

SINCE INCEPTION
Class A Shares – Inception 2/03/23
Without Sales Charge	10.03%
With Sales Charge	4.79
Class C Shares – Inception 2/03/23
Without Sales Charge	9.30
With Sales Charge	8.30
Class I Shares – Inception 2/03/23	10.21
Class R6 Shares – Inception 2/03/23	10.22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 1/27/23, the Fund's gross expense ratio for Class A shares is 1.71%, Class C shares is 2.46%, Class I shares is 1.46% and Class R6 shares is 1.46%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through April 30, 2026 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares, Class C shares and Class I shares are limited to 1.35%, 2.10% and 1.10% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses through April 30, 2026 for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio (the aggregate sub-transfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, foreign tax reclaim expenses, and extraordinary expenses, if any. Calamos Antetokounmpo Asset Management LLC ("CGAM") may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on CGAM and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. Since inception data shown for S&P 500 Index is from 1/31/23 since data is only available for full monthly periods. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Russell 2000® Index measures the performance of the small-cap segment of the US equity universe. The Russell indexes are published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Expense Overview (Unaudited)

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. It is intended to help you understand the ongoing costs associated with investing in the mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of the Fund's chart:

Actual

In this part of the chart, you'll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in the fund from July 1, 2023 to December 31, 2023, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you'll see the hypothetical expenses you would have paid on a $1,000 investment from July 1, 2023 to December 31, 2023, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

www.calamos.com

Expense Overview (Unaudited)

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Actual Expenses per $1,000*	$6.98	$10.84	$5.69	$5.59
Actual – Ending Balance	$1,051.90	$1,047.90	$1,052.70	$1,052.70
Hypothetical Expenses per $1,000*	$6.87	$10.66	$5.60	$5.50
Hypothetical – Ending Value	$1,018.40	$1,014.62	$1,019.66	$1,019.76
Annualized expense ratio(1)	1.35%	2.10%	1.10%	1.08%

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)  Annualized Expense Ratios for each class of the Fund are adjusted to reflect fee waiver.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Calamos Antetokounmpo Sustainable Equities Fund Schedule of Investments December 31, 2023

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.6%)
	Communication Services (6.4%)
1,222	Alphabet, Inc. - Class A#	$170,701
1,492	Verizon Communications, Inc.	56,249
		226,950
	Consumer Discretionary (9.9%)
120	Home Depot, Inc.	41,586
788	LKQ Corp.	37,659
355	NIKE, Inc. - Class B	38,542
652	Sony Group Corp. (ADR)	61,738
409	Starbucks Corp.	39,268
993	TJX Cos., Inc.	93,153
174	Tractor Supply Company	37,415
		349,361
	Consumer Staples (6.1%)
109	Costco Wholesale Corp.	71,949
958	Darling Ingredients, Inc.#	47,747
560	McCormick & Company, Inc.	38,315
386	Target Corp.	54,974
		212,985
	Financials (10.9%)
736	HDFC Bank, Ltd. (ADR)	49,393
485	Intercontinental Exchange, Inc.	62,289
312	Jack Henry & Associates, Inc.	50,984
74	MSCI, Inc.	41,858
372	PNC Financial Services Group, Inc.	57,604
282	Travelers Companies, Inc.	53,718
267	Visa, Inc. - Class A	69,513
		385,359
	Health Care (13.0%)
596	CVS Health Corp.	47,060
631	Edwards Lifesciences Corp.#	48,114
726	Gilead Sciences, Inc.	58,813
721	Merck & Company, Inc.	78,604
736	Novo Nordisk, A/S (ADR)	76,139
143	Thermo Fisher Scientific, Inc.	75,903
136	UnitedHealth Group, Inc.	71,600
		456,233
	Industrials (13.4%)
1,015	Ball Corp.	58,383
611	Canadian Pacific Kansas City, Ltd.	48,306
102	Deere & Company	40,787
209	Ferguson, PLC	40,351
575	Otis Worldwide Corp.	51,445
223	Quanta Services, Inc.	48,123
NUMBER OF SHARES		VALUE
167	Rockwell Automation, Inc.	$51,850
213	Trane Technologies, PLC	51,951
239	United Parcel Service, Inc. - Class B	37,578
240	Waste Management, Inc.	42,984
		471,758
	Information Technology (28.9%)
168	Accenture, PLC - Class A	58,953
84	Adobe, Inc.#	50,114
1,066	Apple, Inc.	205,237
329	Applied Materials, Inc.	53,321
1,007	Cisco Systems, Inc.	50,874
118	Intuit, Inc.	73,754
636	Microsoft Corp.	239,161
124	NVIDIA Corp.	61,407
378	SAP, SE (ADR)	58,435
541	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	56,264
393	TE Connectivity, Ltd.	55,217
329	Texas Instruments, Inc.	56,081
		1,018,818
	Materials (3.2%)
240	Ecolab, Inc.	47,604
161	Linde, PLC	66,124
		113,728
	Real Estate (3.3%)
328	American Tower Corp.	70,809
340	Prologis, Inc.	45,322
		116,131
	Utilities (2.5%)
647	National Grid, PLC (ADR)	43,989
586	Sempra	43,792
		87,781
	TOTAL COMMON STOCKS (Cost $3,110,560)	3,439,104
	TOTAL INVESTMENTS (97.6%) (Cost $3,110,560)	3,439,104
OTHER ASSETS, LESS LIABILITIES (2.4%)		85,050
NET ASSETS (100.0%)		$3,524,154

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Assets and Liabilities December 31, 2023

ASSETS
Investments in securities, at value (cost $3,110,560)	$3,439,104
Cash with custodian	83,087
Receivables:
Accrued interest and dividends	5,069
Fund shares sold	3,410
Due from investment adviser	26,602
Prepaid expenses	12,863
Total assets	3,570,135
LIABILITIES
Payables:
Affiliates:
Investment Advisory fees	2,478
Distribution fees	16
Trustees' fees and officer compensation	146
Other accounts payable and accrued liabilities	43,341
Total liabilities	45,981
NET ASSETS	$3,524,154
COMPOSITION OF NET ASSETS
Paid in capital	$3,227,113
Accumulated distributable earnings (loss)	297,041
NET ASSETS	$3,524,154
CLASS A SHARES
Net assets applicable to shares outstanding	$156,996
Shares outstanding	14,315
Net asset value and redemption price per share	$10.97
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.52
CLASS C SHARES
Net assets applicable to shares outstanding	$109,258
Shares outstanding	10,000
Net asset value and redemption price per share	$10.93
CLASS I SHARES
Net assets applicable to shares outstanding	$3,147,640
Shares outstanding	286,838
Net asset value and redemption price per share	$10.97
CLASS R6 SHARES
Net assets applicable to shares outstanding	$110,260
Shares Outstanding	10,047
Net asset value and redemption price per share	$10.97

See accompanying Notes to Financial Statements

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Statement of Operations February 3, 2023(a) through December 31, 2023

INVESTMENT INCOME
Interest	$790
Dividends	44,845
Dividend taxes withheld	(793)
Total investment income	44,842
EXPENSES
Investment advisory fees	22,016
Distribution fees
Class A	295
Class C	917
Registration fees	76,801
Legal fees	45,484
Audit fees	42,240
Tax fees	26,078
Printing and mailing fees	12,284
Trustees' fees and officer compensation	12,179
Accounting fees	7,475
Transfer agent fees	6,837
Custodian fees	833
Fund administration fees	245
Other	9,996
Total expenses	263,680
Less expense reductions	(233,987)
Net expenses	29,693
NET INVESTMENT INCOME (LOSS)	15,149
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(31,503)
Foreign currency transactions	(2)
Change in net unrealized appreciation/(depreciation) on:
Investments	328,544
NET GAIN (LOSS)	297,039
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$312,188

(a) Commencement of operations.

See accompanying Notes to Financial Statements

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Statements of Changes in Net Assets

February 3, 2023(a) through December 31, 2023
OPERATIONS
Net investment income (loss)	$15,149
Net realized gain (loss)	(31,505)
Change in unrealized appreciation/(depreciation)	328,544
Net increase (decrease) in net assets resulting from operations	312,188
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(452)
Class I	(14,595)
Class R6	(517)
Total distributions	(15,564)
CAPITAL SHARE TRANSACTIONS	3,127,530
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,424,154
NET ASSETS
Beginning of period	$100,000
End of period	$3,524,154

(a) Commencement of operations.

See accompanying Notes to Financial Statements

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Antetokounmpo Sustainable Equities Trust (the "Trust"), a Delaware statutory trust organized on August 15, 2022, consists of a single series, Calamos Antetokounmpo Sustainable Equities Fund (the "Fund"), which commenced operations on February 3, 2023. Prior to commencement of operations, the Fund had issued 10,000 shares of beneficial interest at an aggregate purchase price of $100,000 to Calamos Investments, LLC, the parent of Calamos Advisors, LLC. The Trust currently offers Class A, Class C, Class I, and Class R6 shares. The Fund's investment objective is long-term capital appreciation.

Calamos Antetokounmpo Asset Management LLC ("CGAM"), serves as the Fund's adviser ("Adviser"). CGAM is jointly owned by Calamos Advisors LLC ("Calamos Advisors") and Original C Fund, LLC, an entity whose voting rights are wholly owned by Original PE, LLC which, in turn, is wholly owned by Giannis Sina Ugo Antetokounmpo. Calamos Advisors LLC serves as the Fund's subadviser ("Subadviser").

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of issuers domiciled in the U.S. that, in the view of the Subadviser, have above average growth potential and meet certain environmental, social and governance ("ESG") criteria. The Fund may invest up to 20% of its net assets in American Depositary Receipts ("ADRs"), which are securities representing equity ownership in foreign issuers. The Fund may invest in companies of any size and seeks diversification by economic sector.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund.

Fund Valuation. The Fund's Board of Trustees ("Board" or "Trustees"), including a majority of the Trustees who are not "interested persons" of the Fund, have designated the Adviser to perform fair valuation determinations related to all Fund investments under the oversight of the Board. As "valuation designee" the Adviser has adopted procedures to guide the determination of the net asset value ("NAV") on any day on which the Fund's NAVs are determined. The valuation of the Fund's investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board.

Securities that are principally traded in foreign markets are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every New York Stock Exchange ("NYSE") business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's NAV is not calculated.

If the valuation designee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the valuation designee.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the Adviser, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund's pricing time but after the

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Notes to Financial Statements

close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the Adviser, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV.

Investment Transactions. Investment transactions are recorded on a trade date basis as of December 31, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos ETF Trust are allocated proportionately among each fund to which the expenses relate in relation to the net assets of each fund or on another reasonable basis.

Organization and Offering Costs. Organizational and offering costs are paid by CGAM.

Income Taxes. No provision has been made for U.S. income taxes because the Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund's taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax year 2023 remains subject to examination by the U.S. and the State of Illinois tax jurisdictions.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Notes to Financial Statements

Indemnifications. Under the Trust's organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund's management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with CGAM, the Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund at the annual rate of 0.85%.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Statement of Operations.

A Trustee and certain officers of the Trust are also officers and directors of CGAM. A Trustee and certain officers of the Fund are also officers and/or directors of Calamos Advisors. Such Trustee and officers serve without direct compensation from the Trust. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period from February 3, 2023 (commencement of operations) through December 31, 2023 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$3,449,648
Proceeds from sales	—	307,584

The cost basis of investments for federal income tax purposes at December 31, 2023 was as follows:

Cost basis of investments	$3,111,119
Gross unrealized appreciation	408,859
Gross unrealized depreciation	(80,874)
Net unrealized appreciation (depreciation)	$327,985

Note 4 – Income Taxes

For the period from February 3, 2023 (commencement of operations) through December 31, 2023, the Fund recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

Paid-in capital	$(417)
Undistributed net investment income/(loss)	415
Accumulated net realized gain/(loss) on investments	2

Distributions during the period from February 3, 2023 (commencement of operations) through December 31, 2023 were characterized for federal income tax purposes as follows:

Period Ended December 31, 2023
Distributions paid from:
Ordinary income	$15,564
Long-term capital gains	—
Return of capital	—

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Notes to Financial Statements

As of December 31, 2023, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(30,944)
Net unrealized gains/(losses)	327,985
Total accumulated earnings/(losses)	297,041
Other	—
Paid-in-capital	3,227,113
Net assets applicable to common shareholders	$3,524,154

The Fund had short-term capital loss carryforwards of $30,944 for the period from February 3, 2023 (commencement of operations) through December 31, 2023, with no expiration date, available to offset future realized capital gains.

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When the Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund's custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of December 31, 2023, the Fund had no outstanding forward foreign currency contracts.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Notes to Financial Statements

option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of December 31, 2023, the Fund had no outstanding purchased options and/or written options.

Note 6 – Fair Value Measurement

Various inputs are used to determine the value of the Fund's investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including the Fund's own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund's investments.

The following is a summary of the inputs used in valuing the Fund's holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$3,439,104	$—	$—	$3,439,104
Total	$3,439,104	$—	$—	$3,439,104

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Notes to Financial Statements

Note 7 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Fund for the period February 3, 2023 (commencement of operations) through December 31, 2023:

Class A	Shares	Dollars
Shares sold	16,706	$167,960
Shares issued as reinvestment of distributions	41	452
Less shares redeemed	(2,432)	(25,521)
Net increase (decrease)	14,315	$142,891
Class C	Shares	Dollars
Shares sold	10,000	$100,000
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—
Net increase (decrease)	10,000	$100,000
Class I	Shares	Dollars
Shares sold	276,871	$2,783,641
Shares issued as reinvestment of distributions	1,340	14,595
Less shares redeemed	(1,373)	(14,114)
Net increase (decrease)	276,838	$2,784,122
Class R6	Shares	Dollars
Shares sold	10,000	$100,000
Shares issued as reinvestment of distributions	47	517
Less shares redeemed	—	—
Net increase (decrease)	10,047	$100,517

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Class A
	February 3, 2023• through December 31, 2023
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.03
Net realized and unrealized gain (loss)	0.97
Total from investment operations	1.00
Distributions:
Dividends from net investment income	(0.03)
Dividends from net realized gains	—
Total distributions**	(0.03)
Net asset value, end of period	$10.97
Ratios and supplemental data:
Total return(b)	10.03%
Net assets, end of period (000)	$157
Ratio of net expenses to average net assets	1.35	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	10.24	%(c)
Ratio of net investment income (loss) to average net assets	0.37	%(c)
	February 3, 2023• through December 31, 2023
Portfolio turnover rate	11	%(d)

•  Commencement of operations.

**  Distribution, if any, for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Not annualized.

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Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Class C
	February 3, 2023• through December 31, 2023
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03	)(b)
Net realized and unrealized gain (loss)	0.96
Total from investment operations	0.93
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions**	—
Net asset value, end of period	$10.93
Ratios and supplemental data:
Total return(c)	9.30%
Net assets, end of period (000)	$109
Ratio of net expenses to average net assets	2.10	%(d)
Ratio of gross expenses to average net assets prior to expense reductions	10.99	%(d)
Ratio of net investment income (loss) to average net assets	(0.38	)%(d)

•  Commencement of operations.

**  Distribution, if any, for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to class specific expenses.

(c)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(d)  Annualized.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Class I
	February 3, 2023• through December 31, 2023
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.06
Net realized and unrealized gain (loss)	0.96
Total from investment operations	1.02
Distributions:
Dividends from net investment income	(0.05)
Dividends from net realized gains	—
Total distributions**	(0.05)
Net asset value, end of period	$10.97
Ratios and supplemental data:
Total return(b)	10.21%
Net assets, end of period (000)	$3,148
Ratio of net expenses to average net assets	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	9.99	%(c)
Ratio of net investment income (loss) to average net assets	0.63	%(c)

•  Commencement of operations.

**  Distribution, if any, for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

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Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	Class R6
	February 3, 2023• through December 31, 2023
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.06
Net realized and unrealized gain (loss)	0.96
Total from investment operations	1.02
Distributions:
Dividends from net investment income	(0.05)
Dividends from net realized gains	—
Total distributions**	(0.05)
Net asset value, end of period	$10.97
Ratios and supplemental data:
Total return(b)	10.22%
Net assets, end of period (000)	$110
Ratio of net expenses to average net assets	1.09	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	9.98	%(c)
Ratio of net investment income (loss) to average net assets	0.63	%(c)

•  Commencement of operations.

**  Distribution, if any, for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Calamos Antetokounmpo Sustainable Equities Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Calamos Antetokounmpo Sustainable Equities Fund (the "Fund"), a series of Calamos Antetokounmpo Sustainable Equities Trust (the "Trust"), including the schedule of investments, as of December 31, 2023, the related statement of operations, changes in net assets, and the financial highlights for the period February 3, 2023 (commencement of operations) through December 31, 2023, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, the changes in its net assets, and the financial highlights for the period February 3, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

Chicago, Illinois

February 12, 2024

We have served as the auditor of one or more Calamos investment companies since 2003.

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Trustees and Officers  (Unaudited)

The management of the Trust, including general supervision of the duties performed for the Trust under the investment management agreement between the Trust and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Trust shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee's name, year of birth, position(s) with the Trust, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each fund of the Trust.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN		PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Trustees who are interested persons of the Trust:
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 2022)	31

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC and its predecessor ("Calamos Advisors") and Calamos Wealth Management LLC ("CWM"); Director, CAM; Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC ("CGAM"); and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Trustees who are not interested persons of the Trust:
John E. Neal (1950)	Trustee; Lead Independent Trustee (since 2022)	32	^^

Retired; private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook, Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

William R. Rybak (1951)	Trustee (since 2022)	31

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018), (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Trustees and Officers  (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE TRUST	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Virginia G. Breen (1964)	Trustee (since 2022)	31

Private Investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)***; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****;

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Lloyd A. Wennlund (1957)	Trustee (since 2022)	31

Board Member, Mutual Fund Directors Forum (2023-present); Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Karen L. Stuckey (1953)	Trustee (since 2022)	31

Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); formerly, Trustee, Denver Board of OppenheimerFunds (open-end mutual funds) (2012-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Christopher M. Toub (1959)	Trustee (since 2022)	31	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)	More than 25 years of experience in the financial services industry; and earned a Masters of Business Administration degree

^  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos Aksia Alternative Credit and Income Fund.

^^  Mr. Neal is the only Trustee of the Trust who oversees Calamos Aksia Alternative Credit and Income Fund.

*  Mr. Calamos, Sr. is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**  Overseeing 131 portfolios in fund complex.

***  Overseeing thirty-eight portfolios in fund complex.

****  Overseeing twenty-one portfolios in fund complex.

*****  Overseeing three portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com

Trustees and Officers  (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer's name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH TRUST	PRINCIPAL OCCUPATION(S)
Robert Behan (1964)	Vice President (since 2022)

Executive Vice President, Chief Distribution Officer (since 2021), CAM, CILLC, Calamos Advisors, and CFS; Vice President (since 2022), CGAM; prior thereto President, CAM, CILLC, Calamos Advisors, and CFS (2015-2021); Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Thomas E. Herman (1961)	Vice President and Chief Financial Officer (2022)

Executive Vice President (since 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer (since 2022), CGAM; prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Erik D. Ojala (1975)	Vice President and Secretary (since 2023)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2022-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; and Chief Compliance Officer, Harbor ETF Trust (2021-2023); Chief Compliance Officer of Harbor Funds (2017-2023)

John S. Koudounis (1966)	Vice President (since 2022)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Mark J. Mickey (1951)	Chief Compliance Officer (since 2022)	Chief Compliance Officer, Calamos Funds (since 2005)
Stephen Atkins (1965)	Treasurer (since 2022)

Senior Vice President, Head of Fund Administration (since 2020), Calamos Advisors; prior thereto Consultant, Fund Accounting and Administration, Vx Capital Partners (2019-2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Daniel Dufresne (1974)	Vice President (since 2022)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2021); President (since 2022), CGAM; prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

CALAMOS ANTETOKOUNMPO SUSTAINABLE EQUITIES TRUST ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2024, shareholders received Form 1099-DIV which included their share of qualified dividends and capital gains distributed during the calendar year 2023. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Fund had no capital gain dividends for the period ended December 31, 2023.

Under Section 854(b)(2) of the Code, the Fund hereby designates $15,147, or the maximum amount allowable under the Code, as qualified dividends for the period ended December 31, 2023.

Under Section 854(b)(2) of the Code, the Fund hereby designates 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended December 31, 2023.

www.calamos.com

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This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless accompanied by a currently effective prospectus of the Fund. The views expressed in this report reflect those of Calamos Antetokounmpo Asset Management LLC and/or Calamos Advisors LLC only through December 31, 2023.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959 or by visiting the Calamos Web site at www.calamos.com. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling the phone number provided above or by visiting the SEC Web site at www.sec.gov.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Antetokounmpo Asset Management LLC
2020 Calamos Court
Naperville, IL 60563

SUBADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
U.S. Bank Global Fund Services
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2023. All Rights Reserved. Calamos® is a registered trademark of Calamos Investments LLC.

SEQANR 12050 1223

Item 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph(b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	12/31/2022*	12/31/2023
Audit Fees(a)	$-	$30,000
Audit-Related Fees(b)	$-	$12,240
Tax Fees(c)	$-	$-
All Other Fees(d)	$-	$-
Total	$-	$42,240

*The Fund commenced operations on February 3, 2023, and thus made no payments in 2022.

(a)	Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)	Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c)	Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d)	All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e)	(1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1) of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e) (2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment advisor or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	12/31/2022*	12/31/2023
Registrant	$-	$-
Investment Adviser	$-	$-

*The Fund commenced operations on February 3, 2023, and thus made no payments in 2022.

(h)	No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

a) Included in the Report to Shareholders in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Antetokounmpo Sustainable Equities Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 16, 2024

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	February 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	February 16, 2024

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	February 16, 2024